Exhibit 77Q(1)(a)(i)


The Registrants Amended and Restated By-Laws dated June 2, 2005 is incorporated by reference to exhibit (b)(1) of post-effective amendment no. 29 to the Registration Statement filed on Form Type 485APOS on June 30, 2005 (Accession No. 0001193125-05-135772).